Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page(s)
	Basis of Presentation	i - iii

I.	Financial Highlights	1

II.	Income Statements
	a. Consolidated Statements of Income - Quarterly	2
	b. Consolidated Statements of Income - Year	3
	c. Consolidated Segment Data	4
	d. Gross Premium Written by Segment by Line of Business	5
	e. Segment Consecutive Quarters	6-7

III.	Balance Sheets
	a. Consolidated Balance Sheets	8
	b. Cash and Invested Assets*	9
	c. Cash and Invested Assets Composition - Quarterly	10
	d. Investment Portfolio: Ten Largest Issuer Holdings in Fixed Maturity Portfolio	11
	e. Net Investment Income	12
	f. Reinsurance Recoverable Analysis	13-14

IV.	Loss Reserve Analysis
	a. Paid to Incurred Analysis	15
	b. Paid to Incurred Analysis by Segment	16
	c. Segment Consecutive Quarters	17-18
	d. 2010 Impact of Major Catastrophe Events	19
	e. Estimated Exposures to Peak Zone Property Catastrophe Losses	20

V.	Share Analysis
	a. Earnings Per Common Share Analysis - As Reported, GAAP	21
	b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	22
	c. Diluted Book Value Per Common Share Analysis	23

VI.	Non-GAAP Financial Measures
	a. Non-GAAP Financial Measure Reconciliation	24

*	Refer also to Investment Portfolio Supplemental Information and Data for more details.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•

All financial information contained herein is unaudited, except for the consolidated balance sheets at December 31, 2009 and December 31, 2008 and consolidated statements of income for the years then ended.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions and the persistence of the recent financial crisis,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Other: commencing in Q1 2010, “Other” primarily relates to accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share or excess basis, with aggregate and/or per person deductibles. Prior to this, “Other” related primarily to employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended December 31,				Year ended December 31,
		2010	2009	Change		2010	2009	Change
HIGHLIGHTS	Gross premiums written	$634,774	$573,845	10.6%		$3,750,536	$3,587,295	4.6%
	Gross premiums written - Insurance	78.3%	82.0%	(3.7	) pts	51.1%	49.5%	1.6	pts
	Gross premiums written - Reinsurance	21.7%	18.0%	3.7	pts	48.9%	50.5%	(1.6	) pts

	Net premiums written	$488,644	$357,971	36.5%		$3,147,540	$2,816,429	11.8%

	Net premiums earned	$757,318	$713,610	6.1%		$2,947,410	$2,791,764	5.6%
	Net premiums earned - Insurance	43.4%	42.7%	0.7	pts	40.9%	41.5%	(0.6	) pts
	Net premiums earned - Reinsurance	56.6%	57.3%	(0.7	) pts	59.1%	58.5%	0.6	pts

	Net income available to common shareholders	$264,343	282,063	(6.3)%		$819,848	461,011	77.8%
	Operating income [a]	187,345	276,238	(32.2)%		626,724	766,241	(18.2)%
	Reserve for losses and loss expenses	7,032,375	6,564,133	7.1%		7,032,375	6,564,133	7.1%
	Total shareholders’ equity	5,624,970	5,500,244	2.3%		5,624,970	5,500,244	2.3%

PER COMMON SHARE AND	Basic earnings per common share	$2.26	$2.07	9.1%		$6.74	$3.36	100.4%
COMMON SHARE DATA	Diluted earnings per common share	$1.99	$1.87	6.4%		$6.02	$3.07	96.1%
	Operating diluted earnings per common share [b]	$1.41	$1.83	(23.0)%		$4.60	$5.10	(9.8)%
	Weighted average common shares outstanding	117,101	136,049	(13.9)%		121,728	137,279	(11.3)%
	Diluted weighted average common shares outstanding	132,799	150,718	(11.9)%		136,199	150,371	(9.4)%
	Book value per common share	$45.60	$37.84	20.5%		$45.60	$37.84	20.5%
	Diluted book value per common share (treasury stock method)	$39.37	$33.65	17.0%		$39.37	$33.65	17.0%
	Accumulated dividends paid per common share	$4.73	$3.89	21.6%		$4.73	$3.89	21.6%

FINANCIAL RATIOS	ROACE [c]	20.2%	22.8%	(2.6	) pts	16.2%	10.3%	5.9	pts

	Operating ROACE [b]	14.3%	22.3%	(8.0	) pts	12.4%	17.1%	(4.7	) pts

	Net loss and loss expense ratio	50.6%	48.6%	2.0	pts	56.9%	51.0%	5.9	pts
	Acquisition cost ratio	16.4%	14.3%	2.1	pts	16.6%	15.1%	1.5	pts
	General and administrative expense ratio	18.6%	14.6%	4.0	pts	15.2%	13.2%	2.0	pts

	Combined ratio	85.6%	77.5%	8.1	pts	88.7%	79.3%	9.4	pts

INVESTMENT DATA	Total assets	$16,445,731	$15,306,524	7.4%		$16,445,731	$15,306,524	7.4%
	Total cash and invested assets [d]	12,645,634	11,588,457	9.1%		12,645,634	11,588,457	9.1%
	Net investment income	107,889	118,178	(8.7)%		406,892	464,478	(12.4)%
	Net realized investment gains (losses)	77,772	6,056	nm		195,098	(311,584)	nm
	Total return on cash and investments [e]	(0.3)%	1.1%	nm		5.5%	8.5%	(3.0	) pts
	Return on other investments [f]	4.9%	4.5%	0.4	pts	12.1%	15.8%	(3.7	) pts
	Book yield of fixed maturities	3.3%	3.9%	(0.6	) pts	3.3%	3.9%	(0.6	) pts

[a]	Operating income is a “Non-GAAP financial measure” as defined by Regulation G. See page 24 for reconciliation of operating income to net income available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income for the period by weighted average common shares and share equivalents.
[c]	ROACE is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.
[d]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008
UNDERWRITING REVENUES
Gross premiums written	$634,774	$750,687	$939,873	$1,425,201	$573,845	$526,755
Premiums ceded	(146,130)	(124,365)	(150,935)	(181,566)	(215,874)	(187,282)

Net premiums written	488,644	626,322	788,938	1,243,635	357,971	339,473

Gross premiums earned	917,480	920,954	905,137	888,607	912,520	830,975
Ceded premiums amortized	(160,162)	(162,081)	(170,110)	(192,415)	(198,910)	(172,689)

Net premiums earned	757,318	758,873	735,027	696,192	713,610	658,286

Other insurance related income (loss)	345	884	217	626	29,713	(19,594)

Total underwriting revenues	757,663	759,757	735,244	696,818	743,323	638,692

UNDERWRITING EXPENSES
Net losses and loss expenses	383,345	422,154	403,370	468,262	346,512	273,837
Acquisition costs	124,098	123,788	124,176	116,649	101,787	83,916
General and administrative expenses	117,674	86,439	86,862	83,461	79,507	65,437

Total underwriting expenses	625,117	632,381	614,408	668,372	527,806	423,190

UNDERWRITING INCOME	132,546	127,376	120,836	28,446	215,517	215,502

OTHER OPERATING REVENUE (EXPENSES)
Net investment income (loss)	107,889	111,800	82,584	104,619	118,178	(26,012)
Net realized investment gains (losses)	77,772	76,531	24,619	16,176	6,056	(33,425)
Interest expense and financing costs	(15,690)	(15,800)	(15,697)	(8,688)	(8,162)	(7,884)

Total other operating revenues (expenses)	169,971	172,531	91,506	112,107	116,072	(67,321)

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	5,120	(24,961)	27,229	8,147	2,018	22,347
Corporate expenses [a]	(22,946)	(16,996)	(19,200)	(16,308)	(25,135)	(21,896)

Total other (expenses) revenue	(17,826)	(41,957)	8,029	(8,161)	(23,117)	451

INCOME BEFORE INCOME TAXES	284,691	257,950	220,371	132,392	308,472	148,632
Income tax expense	(11,129)	(9,890)	(6,300)	(11,361)	(17,190)	(8,555)

NET INCOME	273,562	248,060	214,071	121,031	291,282	140,077
Preferred share dividends	(9,219)	(9,218)	(9,219)	(9,219)	(9,219)	(9,219)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$264,343	$238,842	$204,852	$111,812	$282,063	$130,858

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	50.6%	55.6%	54.9%	67.3%	48.6%	41.6%
Acquisition cost ratio	16.4%	16.3%	16.9%	16.7%	14.3%	12.7%
General and administrative expense ratio [a]	18.6%	13.7%	14.4%	14.3%	14.6%	13.3%

Combined ratio	85.6%	85.6%	86.2%	98.3%	77.5%	67.6%

Weighted average basic shares outstanding	117,101	120,091	121,766	128,202	136,049	136,433
Weighted average diluted shares outstanding	132,799	134,406	135,665	142,176	150,718	149,363
Basic earnings per common share	$2.26	$1.99	$1.68	$0.87	$2.07	$0.96
Diluted earnings per common share	$1.99	$1.78	$1.51	$0.79	$1.87	$0.88
ROACE (annualized)	20.2%	18.5%	16.6%	9.1%	22.8%	13.0%
Operating ROACE (annualized)	14.3%	12.6%	14.6%	7.7%	22.3%	16.2%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Year ended December 31,
	2010	2009	2008
UNDERWRITING REVENUES
Gross premiums written	$3,750,536	$3,587,295	$3,390,388
Premiums ceded	(602,996)	(770,866)	(723,508)

Net premiums written	3,147,540	2,816,429	2,666,880

Gross premiums earned	3,632,177	3,540,298	3,374,076
Ceded premiums amortized	(684,767)	(748,534)	(686,895)

Net premiums earned	2,947,410	2,791,764	2,687,181

Other insurance related income (loss)	2,073	(129,681)	(38,667)

Total underwriting revenues	2,949,483	2,662,083	2,648,514

UNDERWRITING EXPENSES
Net losses and loss expenses	1,677,132	1,423,872	1,712,766
Acquisition costs	488,712	420,495	366,509
General and administrative expenses	374,436	293,081	262,571

Total underwriting expenses	2,540,280	2,137,448	2,341,846

UNDERWRITING INCOME	409,203	524,635	306,668

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	406,892	464,478	247,237
Net realized investment gains (losses)	195,098	(311,584)	(85,267)
Interest expense and financing costs	(55,876)	(32,031)	(31,673)

Total other operating revenues	546,114	120,863	130,297

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	15,535	(28,561)	43,707
Corporate expenses [a]	(75,449)	(77,076)	(73,187)

Total other expenses	(59,914)	(105,637)	(29,480)

INCOME BEFORE INCOME TAXES	895,403	539,861	407,485
Income tax expense	(38,680)	(41,975)	(20,109)

NET INCOME	856,723	497,886	387,376
Preferred share dividends	(36,875)	(36,875)	(36,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$819,848	$461,011	$350,501

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	56.9%	51.0%	63.7%
Acquisition cost ratio	16.6%	15.1%	13.6%
General and administrative expense ratio [a]	15.2%	13.2%	12.5%

Combined ratio	88.7%	79.3%	89.8%

Weighted average basic shares outstanding	121,728	137,279	140,322
Weighted average diluted shares outstanding	136,199	150,371	155,320
Basic earnings per common share	$6.74	$3.36	$2.50
Diluted earnings per common share	$6.02	$3.07	$2.26
ROACE	16.2%	10.3%	8.1%
Operating ROACE	12.4%	17.1%	10.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2010			Year ended December 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$496,744	$138,030	$634,774	$1,916,116	$1,834,420	$3,750,536
Net premiums written	349,250	139,394	488,644	1,332,220	1,815,320	3,147,540

Gross premiums earned	485,188	432,291	917,479	1,872,014	1,760,163	3,632,177
Ceded premiums amortized	(156,813)	(3,348)	(160,161)	(665,521)	(19,246)	(684,767)

Net premiums earned	328,375	428,943	757,318	1,206,493	1,740,917	2,947,410
Other insurance related income	345	—	345	2,073	—	2,073

Total underwriting revenues	328,720	428,943	757,663	1,208,566	1,740,917	2,949,483

UNDERWRITING EXPENSES
Net losses and loss expenses	132,811	250,534	383,345	569,869	1,107,263	1,677,132
Acquisition costs	41,553	82,545	124,098	152,223	336,489	488,712
General and administrative expenses	86,633	31,041	117,674	276,435	98,001	374,436

Total underwriting expenses	260,997	364,120	625,117	998,527	1,541,753	2,540,280

UNDERWRITING INCOME	$67,723	$64,823	$132,546	$210,039	$199,164	$409,203

KEY RATIOS
Net loss and loss expense ratio	40.4%	58.4%	50.6%	47.2%	63.6%	56.9%
Acquisition cost ratio	12.7%	19.2%	16.4%	12.6%	19.3%	16.6%
General and administrative expense ratio	26.4%	7.3%	15.6%	23.0%	5.7%	12.7%
Corporate expense ratio			3.0%			2.5%

Combined ratio	79.5%	84.9%	85.6%	82.8%	88.6%	88.7%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008	2010	2009
INSURANCE SEGMENT
Property	$125,285	$150,123	$207,184	$118,214	$121,860	$99,413	$600,806	$551,536
Marine	33,556	46,403	77,996	66,859	32,618	22,625	224,814	200,867
Terrorism	7,047	8,029	17,079	5,091	12,330	6,215	37,246	36,023
Aviation	44,118	9,891	18,649	3,136	40,857	29,825	75,794	76,198
Credit and political risk	13,169	10,754	9,444	(2,698)	16,639	38,012	30,669	19,450
Professional lines	208,400	156,276	219,432	127,945	184,491	180,945	712,053	671,618
Liability	62,266	50,448	61,817	53,716	61,951	71,467	228,247	219,869
Other	2,903	1,626	1,292	666	—	439	6,487	29

TOTAL INSURANCE SEGMENT	496,744	433,550	612,893	372,929	470,746	448,941	1,916,116	1,775,590

REINSURANCE SEGMENT
Catastrophe	8,631	92,479	124,168	227,781	9,448	9,298	453,059	466,566
Property	27,424	73,080	75,527	178,498	11,993	3,609	354,528	326,728
Professional lines	66,106	56,963	58,368	106,799	59,546	52,208	288,236	328,509
Credit and bond	5,997	17,527	2,532	228,073	9,556	5,610	254,130	223,564
Motor	9,408	11,872	9,289	118,114	(2,168)	1,033	148,683	104,850
Liability	11,565	56,437	36,680	133,379	7,979	(2,212)	238,062	272,702
Engineering	8,443	7,424	7,972	44,376	5,434	4,856	68,215	61,518
Other	456	1,355	12,444	15,252	1,311	3,412	29,507	27,268

TOTAL REINSURANCE SEGMENT	138,030	317,137	326,980	1,052,272	103,099	77,814	1,834,420	1,811,705

CONSOLIDATED TOTAL	$634,774	$750,687	$939,873	$1,425,201	$573,845	$526,755	$3,750,536	$3,587,295

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008
UNDERWRITING REVENUES
Gross premiums written	$496,744	$433,550	$612,893	$372,929	$470,746	$448,941
Net premiums written	349,250	309,277	466,880	206,812	260,129	260,934
Gross premiums earned	485,188	477,149	466,627	443,050	494,580	461,931
Ceded premiums amortized	(156,813)	(156,965)	(164,975)	(186,769)	(189,849)	(169,346)

Net premiums earned	328,375	320,184	301,652	256,281	304,731	292,585
Other insurance related income (loss)	345	884	217	626	29,713	(19,789)

Total underwriting revenues	328,720	321,068	301,869	256,907	334,444	272,796

UNDERWRITING EXPENSES
Net losses and loss expenses	132,811	150,860	155,494	130,703	161,551	109,945
Acquisition costs	41,553	38,962	40,567	31,141	29,065	17,677
General and administrative expenses	86,633	64,147	64,045	61,610	57,895	48,560

Total underwriting expenses	260,997	253,969	260,106	223,454	248,511	176,182

UNDERWRITING INCOME	$67,723	$67,099	$41,763	$33,453	$85,933	$96,614

KEY RATIOS
Net loss and loss expense ratio	40.4%	47.1%	51.6%	51.0%	53.0%	37.6%
Acquisition cost ratio	12.7%	12.2%	13.4%	12.2%	9.6%	6.0%
General and administrative expense ratio	26.4%	20.0%	21.2%	24.0%	19.0%	16.6%

Combined ratio	79.5%	79.3%	86.2%	87.2%	81.6%	60.2%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008
UNDERWRITING REVENUES
Gross premiums written	$138,030	$317,137	$326,980	$1,052,272	$103,099	$77,814
Net premiums written	139,394	317,045	322,058	1,036,823	97,842	78,539
Gross premiums earned	432,291	443,805	438,510	445,557	417,940	369,044
Ceded premiums amortized	(3,348)	(5,116)	(5,135)	(5,646)	(9,061)	(3,343)

Net premiums earned	428,943	438,689	433,375	439,911	408,879	365,701
Other insurance related income	—	—	—	—	—	195

Total underwriting revenues	428,943	438,689	433,375	439,911	408,879	365,896

UNDERWRITING EXPENSES
Net losses and loss expenses	250,534	271,294	247,876	337,559	184,961	163,892
Acquisition costs	82,545	84,826	83,609	85,508	72,722	66,239
General and administrative expenses	31,041	22,292	22,817	21,851	21,612	16,877

Total underwriting expenses	364,120	378,412	354,302	444,918	279,295	247,008

UNDERWRITING INCOME (LOSS)	$64,823	$60,277	$79,073	$(5,007)	$129,584	$118,888

KEY RATIOS
Net loss and loss expense ratio	58.4%	61.8%	57.2%	76.7%	45.2%	44.8%
Acquisition cost ratio	19.2%	19.4%	19.3%	19.4%	17.8%	18.1%
General and administrative expense ratio	7.3%	5.1%	5.3%	5.0%	5.3%	4.6%

Combined ratio	84.9%	86.3%	81.8%	101.1%	68.3%	67.5%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Dec 31, 2008
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,482,897	$10,664,824	$10,064,335	$9,649,199	$9,718,355	$7,750,654
Equities, available for sale, at fair value	349,254	251,005	201,173	201,920	204,375	107,283
Other investments, at fair value	519,296	533,072	547,873	538,917	570,276	492,082
Short-term investments, at amortized cost	172,719	129,042	131,104	143,937	129,098	261,879

Total investments	11,524,166	11,577,943	10,944,485	10,533,973	10,622,104	8,611,898
Cash and cash equivalents	1,045,355	1,205,393	1,197,543	1,510,027	864,054	1,820,673
Accrued interest receivable	96,364	92,758	94,686	84,407	89,559	79,232
Insurance and reinsurance premium balances receivable	1,343,665	1,536,944	1,722,586	1,708,400	1,292,877	1,185,785
Reinsurance recoverable on paid and unpaid losses	1,577,547	1,551,612	1,545,080	1,445,918	1,424,172	1,378,630
Deferred acquisition costs	359,300	402,887	419,191	420,283	302,320	273,096
Prepaid reinsurance premiums	221,396	234,850	271,700	291,382	301,885	279,553
Securities lending collateral	—	—	107,167	86,975	129,814	412,823
Net receivable for investments sold	—	—	—	—	12,740	—
Goodwill and intangible assets	103,231	89,744	90,473	91,217	91,505	60,417
Other assets	174,707	154,399	165,369	156,588	175,494	180,727

TOTAL ASSETS	$16,445,731	$16,846,530	$16,558,280	$16,329,170	$15,306,524	$14,282,834

LIABILITIES
Reserve for losses and loss expenses	$7,032,375	$6,934,528	$6,718,776	$6,759,522	$6,564,133	$6,244,783
Unearned premiums	2,333,676	2,614,239	2,781,101	2,748,283	2,209,397	2,162,401
Insurance and reinsurance balances payable	164,927	123,127	199,463	144,679	173,156	202,145
Securities lending payable	—	—	107,167	87,975	132,815	415,197
Senior notes	994,110	993,976	993,843	993,712	499,476	499,368
Other liabilities	275,422	240,338	182,959	215,835	227,303	233,082
Net payable for investments purchased	20,251	91,384	79,669	3,145	—	64,817

TOTAL LIABILITIES	10,820,761	10,997,592	11,062,978	10,953,151	9,806,280	9,821,793

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,934	1,931	1,930	1,929	1,903	1,878
Additional paid-in capital	2,059,708	2,046,297	2,038,158	2,027,950	2,014,815	1,962,779
Accumulated other comprehensive income (loss)	176,821	371,625	221,856	165,455	85,633	(706,499)
Retained earnings	4,267,608	4,033,018	3,824,111	3,649,770	3,569,411	3,198,492
Treasury shares, at cost	(1,381,101)	(1,103,933)	(1,090,753)	(969,085)	(671,518)	(495,609)

TOTAL SHAREHOLDERS’ EQUITY	5,624,970	5,848,938	5,495,302	5,376,019	5,500,244	4,461,041

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,445,731	$16,846,530	$16,558,280	$16,329,170	$15,306,524	$14,282,834

Basic common shares outstanding	112,393	119,958	120,254	124,155	132,140	136,212
Diluted common shares outstanding	130,189	137,115	136,613	141,076	148,596	153,588
Book value per common share	$45.60	$44.59	$41.54	$39.27	$37.84	$29.08
Diluted book value per common share	$39.37	$39.01	$36.57	$34.56	$33.65	$25.79
Debt (Senior notes) to total capital [a]	15.0%	14.5%	15.3%	15.6%	8.3%	10.1%
Debt plus preferred shares to total capital	22.6%	21.8%	23.0%	23.5%	16.7%	20.1%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS

At December 31, 2010

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$856,711	$7,101	$(3,692)	$860,120	7%
Non-U.S. government	777,236	9,321	(13,759)	772,798	6%
Corporate debt	4,054,048	144,956	(36,096)	4,162,908	33%
Agency MBS [a]	2,571,124	43,160	(20,702)	2,593,582	20%
Non-Agency CMBS	454,288	21,998	(1,501)	474,785	4%
Non-Agency RMBS	252,460	3,287	(11,545)	244,202	2%
ABS	668,037	8,856	(15,050)	661,843	5%
Municipals	712,339	11,870	(11,550)	712,659	6%

Total fixed maturities	10,346,243	250,549	(113,895)	10,482,897	83%
Equities, available for sale	327,207	26,761	(4,714)	349,254	3%

Total available for sale investments	$10,673,450	$277,310	$(118,609)	10,832,151	86%

Other investments (see below)				519,296	4%
Short-term investments				172,719	1%

Total investments				11,524,166	91%
Cash and cash equivalents [b]				1,045,355	8%
Accrued interest receivable				96,364	1%
Net receivable/(payable) for investments sold (purchased)				(20,251)	—

Total Cash and Invested Assets				$12,645,634	100%

				Fair Value	Percentage
Other Investments:
Hedge funds				$358,277	69%
Credit funds				104,756	20%
Collateralized loan obligations - equity tranches				56,263	11%

Total				$519,296	100%

[a]	Agency motgage-backed securities include both agency RMBS and agency CMBS.
[b]	Includes $116 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	6.8%	10.7%	11.7%	11.0%	16.0%
Non-U.S. government	6.1%	6.2%	6.2%	5.6%	6.0%
Corporate debt	32.9%	33.7%	33.4%	31.9%	30.9%
MBS
Agency MBS	20.5%	16.4%	14.0%	14.0%	13.5%
Non-agency CMBS	3.8%	3.9%	5.0%	5.6%	5.6%
Non-agency RMBS	1.9%	1.7%	1.7%	1.6%	1.9%
ABS	5.2%	5.2%	5.1%	4.4%	3.8%
Municipals	5.6%	5.6%	5.2%	5.4%	6.0%

Total Fixed Maturities	82.8%	83.4%	82.3%	79.5%	83.7%
Equities	2.8%	2.0%	1.7%	1.7%	1.8%
Other investments	4.1%	4.2%	4.5%	4.4%	4.9%
Short-term investments	1.4%	1.0%	1.1%	1.2%	1.0%

Total investments	91.1%	90.6%	89.6%	86.8%	91.4%
Cash and cash equivalents	8.3%	9.4%	9.9%	12.4%	7.5%
Accrued interest receivable	0.8%	0.7%	1.2%	0.8%	1.0%
Net receivable/(payable) for investments sold or purchased	(0.2)%	(0.7)%	(0.7)%	—	0.1%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY
Cash and cash equivalents	8.9%	10.1%	10.5%	13.4%	8.1%
U.S. government and agency	7.4%	11.4%	12.5%	11.8%	17.3%
AAA	42.6%	38.4%	37.9%	36.4%	38.1%
AA	9.3%	9.4%	9.5%	9.1%	8.6%
A	18.5%	17.6%	17.0%	16.5%	16.9%
BBB	10.0%	10.5%	11.3%	11.2%	9.7%
Below BBB	3.3%	2.6%	1.3%	1.6%	1.3%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE
Within one year (includes cash & cash equivalents)	14.6%	16.8%	18.4%	20.7%	15.9%
From one to five years	35.4%	38.4%	36.2%	33.9%	39.0%
From five to ten years	14.1%	13.9%	14.8%	14.7%	14.8%
Above ten years	1.9%	1.9%	2.6%	3.0%	3.4%
Asset-backed and mortgage-backed securities	34.0%	29.0%	28.0%	27.7%	26.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	3.3%	3.3%	3.6%	3.7%	3.9%
Yield to maturity of fixed maturities	2.8%	2.3%	3.2%	3.5%	3.6%
Average duration of fixed maturities	3.2 yrs	3.1 yrs	3.0 yrs	2.9 yrs	3.1 yrs
Average credit quality	AA	AA	AA	AA	AA

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2010

	Amortized Cost	Unrealized Gain	Fair Value	% of Total Fixed Maturities	Government Guaranteed [b]
ISSUER [a]
JPMORGAN CHASE & CO	$138,074	$3,099	$141,173	1.3%	$—
MORGAN STANLEY	129,827	2,198	132,025	1.3%	7,816
GENERAL ELECTRIC CO	112,357	40	112,397	1.1%	9,887
BANK OF AMERICA CORP	104,122	2,525	106,647	1.0%	14,808
GOLDMAN SACHS GROUP	86,508	4,289	90,798	0.9%	6,070
CITIGROUP INC	85,907	5,445	91,352	0.9%	7,989
BP PLC	74,985	3,731	78,716	0.8%	—
HSBC HOLDINGS PLC	66,285	1,655	67,941	0.6%	—
US BANCORP	66,155	228	66,383	0.6%	—
KRAFT FOODS INC	58,782	2,663	61,444	0.6%	—

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
[b]	Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign government and agencies included in Fair Value.

AXIS Capital Holdings Limited

NET INVESTMENT INCOME

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008	YTD 2010	YTD 2009
Fixed maturities	$84,887	$89,580	$86,772	$91,118	$94,483	$109,366	$352,357	$385,418
Other investments	25,391	25,094	(1,985)	16,265	24,658	(138,056)	64,765	82,042
Cash and cash equivalents	1,595	1,517	989	1,735	2,362	4,438	5,836	8,302
Equities	63	917	1,332	588	1,313	1,442	2,900	3,765
Short-term investments	706	308	207	220	127	461	1,441	651

Gross investment income	112,642	117,416	87,315	109,926	122,943	(22,349)	427,299	480,178
Investment expense	(4,753)	(5,616)	(4,731)	(5,307)	(4,765)	(3,663)	(20,407)	(15,700)

Net investment income	$107,889	$111,800	$82,584	$104,619	$118,178	$(26,012)	$406,892	$464,478

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$41,077	$31,007	$46,511	$26,447	$43,119	$64,084
Reinsurance	—	5,000	4,995	4,995	4,995	4,995

Total	$41,077	$36,007	$51,506	$31,442	$48,114	$69,079

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$432,426	$424,234	$445,871	$377,826	$376,403	$422,370
Reinsurance	—	—	—	—	—	—

Total	$432,426	$424,234	$445,871	$377,826	$376,403	$422,370

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,073,960	$1,067,630	$1,029,475	$1,020,877	$984,426	$877,588
Reinsurance	47,204	46,020	43,514	40,653	38,186	30,026

Total	$1,121,164	$1,113,650	$1,072,989	$1,061,530	$1,022,612	$907,614

Provision against reinsurance recoverables:
Insurance	$(16,737)	$(16,911)	$(19,941)	$(19,563)	$(17,691)	$(13,623)
Reinsurance	(383)	(5,368)	(5,345)	(5,317)	(5,266)	(6,810)

Total	$(17,120)	$(22,279)	$(25,286)	$(24,880)	$(22,957)	$(20,433)

Net reinsurance recoverables:
Insurance	$1,530,726	$1,505,960	$1,501,916	$1,405,587	$1,386,257	$1,350,419
Reinsurance	46,821	45,652	43,164	40,331	37,915	28,211

Total	$1,577,547	$1,551,612	$1,545,080	$1,445,918	$1,424,172	$1,378,630

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	December 31, 2010
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverables	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,119,181	$(22,947)	$1,096,234	72.9%	19.5%	$(9,690)	0.9%	$1,109,491
Other reinsurers balances > $20 million	185,887	(16,205)	169,682	11.3%	3.0%	(724)	0.4%	185,163
Other reinsurers balances < $20 million	289,599	(51,174)	238,425	15.8%	4.2%	(6,706)	2.3%	282,893

Total	$1,594,667	$(90,326)	$1,504,341	100.0%	26.7%	$(17,120)	1.1%	$1,577,547

At December 31, 2010, 97.9% (December 31, 2009: 97.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.7%	3.7%
Swiss Reinsurance America Corporation	12.2%	3.3%
Partner Reinsurance Co of US	12.0%	3.2%
Berkley Insurance Company	8.3%	2.2%
Ace Property & Casualty Ins	6.7%	1.8%
XL Reinsurance America Inc	6.5%	1.7%
Lloyds of London	5.5%	1.5%
Liberty Mutual Insurance Co.	3.0%	0.8%
Munich Re America, Inc	2.6%	0.7%
Everest Reinsurance Company	2.4%	0.6%

	72.9%	19.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2010			Year ended December 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses
Beginning of period	$6,934,528	$(1,524,768)	$5,409,760	$6,564,133	$(1,381,058)	$5,183,075
Incurred	475,210	(91,865)	383,345	2,102,509	(425,377)	1,677,132
Paid	(377,514)	78,224	(299,290)	(1,612,012)	268,829	(1,343,183)
Foreign exchange and other	151	(2,224)	(2,073)	(22,255)	(3,027)	(25,282)

End of period [a]	$7,032,375	$(1,540,633)	$5,491,742	$7,032,375	$(1,540,633)	$5,491,742

[a]	At December 31, 2010, the gross reserve for losses and loss expenses included IBNR of $4,935 million, or 70%, of total gross reserves for loss and loss expenses. At December 31, 2009, the comparable amount was $4,669 million, or 71%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2010			Year ended December 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$203,863	$173,651	$377,514	$986,551	$625,461	$1,612,012
Reinsurance recoveries	(78,224)	—	(78,224)	(268,829)	—	(268,829)

Net losses paid	125,639	173,651	299,290	717,722	625,461	1,343,183
Change in:
Reported case reserves	13,991	161,567	175,558	(56,185)	252,939	196,754
IBNR	5,653	(83,515)	(77,862)	55,979	237,764	293,743
Reinsurance recoveries on unpaid loss and loss expense reserves	(12,472)	(1,169)	(13,641)	(147,647)	(8,901)	(156,548)

Total net incurred losses and loss expenses	$132,811	$250,534	$383,345	$569,869	$1,107,263	$1,677,132

Gross reserve for losses and loss expenses	$3,512,002	$3,520,373	$7,032,375	$3,512,002	$3,520,373	$7,032,375

Prior years net favorable reserve development	$34,603	$46,673	$81,276	$118,336	$194,719	$313,055

Key Ratios
Net paid to net incurred percentage	94.6%	69.3%	78.1%	125.9%	56.5%	80.1%

Net paid losses / Net premiums earned	38.2%	40.5%	39.5%	59.5%	35.9%	45.6%
Change in net loss and loss expense reserves / Net premiums earned	2.2%	17.9%	11.1%	(12.3%)	27.7%	11.3%

Net loss and loss expense ratio	40.4%	58.4%	50.6%	47.2%	63.6%	56.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008	2010	2009
Gross losses paid	$203,863	$218,495	$384,703	$179,490	$324,989	$270,708	$986,551	$994,723
Reinsurance recoveries	(78,224)	(63,619)	(87,703)	(39,283)	(89,773)	(137,255)	(268,829)	(256,352)

Net losses paid	125,639	154,876	297,000	140,207	235,216	133,453	717,722	738,371
Change in:
Reported case reserves	13,991	(88,805)	81,219	(62,590)	(122,563)	32,149	(56,185)	(289,511)
IBNR	5,653	95,595	(143,990)	98,721	47,741	(159,195)	55,979	216,562
Reinsurance recoveries on unpaid loss and loss expense reserves	(12,472)	(10,806)	(78,735)	(45,635)	1,157	103,538	(147,647)	(52,728)

Total net incurred losses and loss expenses	$132,811	$150,860	$155,494	$130,703	$161,551	$109,945	$569,869	$612,694

Gross reserve for losses and loss expenses	$3,512,002	$3,488,114	$3,460,339	$3,533,040	$3,502,680	$3,547,071	$3,512,002	$3,502,680

Prior years net favorable reserve development	$34,603	$27,823	$30,541	$25,369	$72,694	$60,045	$118,336	$210,861

Key Ratios
Net paid to net incurred percentage	94.6%	102.7%	191.0%	107.3%	145.6%	121.4%	125.9%	120.5%

Net paid losses / Net premiums earned	38.2%	48.4%	98.5%	54.7%	77.2%	45.6%	59.5%	63.8%
Change in net loss and loss expense reserves / Net premiums earned	2.2%	(1.3%)	(46.9%)	(3.7%)	(24.2%)	(8.0%)	(12.3%)	(10.9%)

Net loss and loss expense ratio	40.4%	47.1%	51.6%	51.0%	53.0%	37.6%	47.2%	52.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS REINSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008	2010	2009
Gross losses paid	$173,651	$182,404	$148,580	$120,826	$125,676	$139,509	$625,461	$514,676
Reinsurance recoveries	—	—	—	—	—	—	—	—

Net losses paid	173,651	182,404	148,580	120,826	125,676	139,509	625,461	514,676
Change in:
Reported case reserves	161,567	36,785	34,429	20,158	20,902	41,589	252,939	96,391
IBNR	(83,515)	54,589	67,699	198,991	45,313	(17,585)	237,764	209,814
Reinsurance recoveries on unpaid loss and loss expense reserves	(1,169)	(2,484)	(2,832)	(2,416)	(6,930)	379	(8,901)	(9,703)

Total net incurred losses and loss expenses	$250,534	$271,294	$247,876	$337,559	$184,961	$163,892	$1,107,263	$811,178

Gross reserve for losses and loss expenses	$3,520,373	$3,446,414	$3,258,437	$3,226,482	$3,061,453	$2,697,712	$3,520,373	$3,061,453

Prior years net favorable reserve development	$46,673	$43,884	$48,065	$56,097	$47,303	$65,116	$194,719	$212,311

Key Ratios
Net paid to net incurred percentage	69.3%	67.2%	59.9%	35.8%	67.9%	85.1%	56.5%	63.4%

Net paid losses / Net premiums earned	40.5%	41.6%	34.3%	27.4%	30.7%	38.1%	35.9%	31.5%
Change in net loss and loss expense reserves / Net premiums earned	17.9%	20.2%	22.9%	49.3%	14.5%	6.7%	27.7%	18.1%

Net loss and loss expense ratio	58.4%	61.8%	57.2%	76.7%	45.2%	44.8%	63.6%	49.6%

AXIS Capital Holdings Limited

2010 IMPACT OF MAJOR CATASTROPHE EVENTS

	Chile	New Zealand	Total
Gross loss and loss expenses	$118,366	$137,930	$256,296
Net loss and loss expenses	118,366	137,930	256,296
Gross and net premiums written and earned [a]	8,234	—	8,234
Total impact before income tax	110,132	137,930	248,062
Income tax benefit	(453)	(50)	(503)

Total impact after income tax	$109,679	$137,880	$247,559

[a]	The impact of the earthquakes on gross and net premiums written and earned in 2010 relates to recognition of reinstatement premiums in our reinsurance segment following the event.

AXIS Capital Holdings Limited

ESTIMATED NET MODELED LOSSES TO PEAK ZONE CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2011

		Group Estimated Net Exposures (in millions of U.S. dollars)			Estimated Industry Exposures (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$796	$1,085	$1,459	$83	$125	$204
California	Earthquake	471	722	1,128	18	31	55
Europe	Windstorm	326	441	646	16	21	29
Japan	Earthquake	203	316	663	20	28	51
Japan	Windstorm	88	150	178	20	27	45

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at January 1, 2011. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S. hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $1,085 million (or 19% of shareholders’ equity at December 31, 2010). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $1,085 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $1,085 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $125 billion, resulting in an estimated market share of insured losses for the Company of around 1%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended December 31,		Year ended December 31,
	2010	2009	2010	2009
Net income available to common shareholders	$264,343	$282,063	$819,848	$461,011

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average basic shares outstanding	117,101	136,049	121,728	137,279
Dilutive share equivalents:
Warrants	12,873	11,480	12,106	10,616
Stock compensation plans	2,825	3,189	2,365	2,476

Weighted average diluted shares outstanding	132,799	150,718	136,199	150,371

EARNINGS PER COMMON SHARE
Basic	$2.26	$2.07	$6.74	$3.36
Diluted	$1.99	$1.87	$6.02	$3.07

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q4 2008
Net income available to common shareholders	$264,343	$238,842	$204,852	$111,812	$282,063	$130,858

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	119,958	120,254	124,155	132,140	137,835	137,991
Shares issued	215	148	76	2,008	158	13
Shares repurchased for treasury	(7,780)	(444)	(3,977)	(9,993)	(5,853)	(1,792)

Common shares - at end of period	112,393	119,958	120,254	124,155	132,140	136,212

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	117,101	120,091	121,766	128,202	136,049	136,433
Dilutive share equivalents:
Warrants	12,873	12,012	11,866	11,675	11,480	10,293
Stock compensation plans	2,825	2,303	2,033	2,299	3,189	2,637

Weighted average diluted shares outstanding	132,799	134,406	135,665	142,176	150,718	149,363

EARNINGS PER COMMON SHARE
Basic	$2.26	$1.99	$1.68	$0.87	$2.07	$0.96
Diluted	$1.99	$1.78	$1.51	$0.79	$1.87	$0.88

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$35.88

Book value per common share		$5,124,970	112,393	$45.60
Dilutive securities:
Warrants	$12.31	—	12,999	(4.73)
Restricted Stocks		—	3,592	(1.13)
Options	$22.26	—	880	(0.28)
Restricted and phantom stock units		—	325	(0.09)

Diluted book value per common share		5,124,970	130,189	$39.37

	At December 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$28.41

Book value per common share		$5,000,244	132,140	$37.84
Dilutive securities:
Warrants	$12.36	—	11,165	(2.95)
Restricted Stocks		—	4,388	(1.03)
Options	$21.56	—	669	(0.16)
Restricted and phantom stock units		—	234	(0.05)

Diluted book value per common share		5,000,244	148,596	$33.65

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended December 31,		Year ended December 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
Net income available to common shareholders	$264,343	$282,063	$819,848	$461,011
Adjustment for net realized investment (gains) losses	(77,772)	(6,056)	(195,098)	311,584
Adjustment for associated tax impact	774	231	1,974	(6,354)

Operating income	187,345	276,238	626,724	766,241
Adjustment for foreign exchange (gains) losses	(5,120)	(2,018)	(15,535)	28,561
Adjustment for associated tax impact	234	278	153	1,993

Operating income excluding foreign exchange gains/losses, net of tax	$182,459	$274,498	$611,342	$796,795

Net income per share - diluted	$1.99	$1.87	$6.02	$3.07
Adjustment for net realized investment (gains) losses	(0.59)	(0.04)	(1.43)	2.07
Adjustment for associated tax impact	0.01	—	0.01	(0.04)

Operating income per share - diluted	$1.41	$1.83	$4.60	$5.10
Adjustment for foreign exchange (gains) losses	(0.04)	(0.01)	(0.11)	0.19
Adjustment for associated tax impact	—	—	—	0.01

Operating income per share - diluted, excluding foreign exchange gains/losses, net of tax	$1.37	$1.82	$4.49	$5.30

Weighted average common shares and common share equivalents - for net income	132,799	150,718	136,199	150,371